SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                   1934
                           (Amendment No.     )

Filed by the Registrant <checked-box>
Filed by a party other than the Registrant <square>

Check the appropriate box:
<square>  Preliminary Proxy Statement
<square>  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
<checked-box>  Definitive Proxy Statement
<square>  Definitive Additional Materials
<square>  Soliciting Material Pursuant to <square>  <section>240.14a-11(c)
     or <square>  <section>240.14a-12


                      JUNO ACQUISITIONS, INC.
         (Name of Registrant as Specified In Its Charter)

 _________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

<checked-box>  No fee required
<square>  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11

     1) Title of each class of securities to which transaction applies:_______________________________________________
     2) Aggregate number of securities to which transaction applies:_______________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
     4)   Proposed maximum aggregate value of transaction:_______
     5)   Total fee paid:________________________________________

<square> Fee paid previously with preliminary materials.

<square> Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:________________________________
     2)   Form, Schedule or Registration Statement No.:__________
     3)   Filing Party:__________________________________________
     4)   Date Filed:____________________________________________

                                                           Supplement No. 1
                                                           October 30, 1997

                            JUNO ACQUISITIONS, INC.
                          3323 WATT AVENUE, SUITE 150
                         SACRAMENTO, CALIFORNIA 95821


                         SUPPLEMENTAL PROXY STATEMENT

GENERAL

This Supplemental Proxy Statement is furnished to holders of Common Stock and Preferred Stock of Juno Acquisitions, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies to be voted at a Special Meeting of Stockholders to be held on Friday, November 7, 1997 or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at 10:00 a.m. local time, at the offices of Bartel Eng Linn & Schroder, counsel for the Company, located at 300 Capitol Mall, Suite 1100, Sacramento, California 95814.

The  Proxy Statement dated October 27, 1997 contained incorrect figures for the
outstanding  stock  of  the  Company.   The  section entitled Voting Securities
should read as follows:


VOTING SECURITIES

Only stockholders of record on the books of the Company at the close of business on October 24, 1997 will be entitled to vote at the Special Meeting.
At the close on that date, there were  outstanding     12,956,690      shares
of Common Stock and     1,924,873      shares of Preferred Stock of the
Company. Each share of Common Stock and Preferred Stock is entitled to one vote, voting together, upon each of the matters to be presented at the Special Meeting.



                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 Dr. Lycourgos K. Kyprianou
                                 President and Chief Executive Officer

Sacramento, California
October 30, 1997